EXHIBIT 10.2
After recording, please return to:
Meri N. Lowry
Legal/Investment Division
NY Holdings 1994-1
2211 Congress Street
Portland, Maine 04122-0590


                   Leasehold Mortgage and Security Agreement



                                     between



    King's Court Investors Limited Partnership, a Kansas limited partnership

                                  As Mortgagor

                                       and



                          Security Bank of Kansas City

                                   As Trustee


                          Dated as of December 1, 1998

                                Table of Contents
                                       to
                         Mortgage and Security Agreement

ARTICLE ONE:  COVENANTS......................................................3
         1.1      Title......................................................4
         1.2      Payment of Lease Agreement and Reserves....................5
         1.3      Maintenance and Repair.....................................6
         1.4      Compliance with Laws.......................................6
         1.5      Insurance..................................................7
         1.6      Casualty...................................................8
         1.7      Condemnation...............................................9
         1.8      Liens and Encumbrances.....................................9
         1.9      Taxes and Assessments.....................................10
         1.10     Indemnification...........................................10
         1.11     Change of Title or Additional Financing...................10
         1.12     Advances..................................................12
         1.13     Financial Statements......................................13
         1.14     Time......................................................13
         1.15     Estoppel Certificates.....................................13
         1.16     Records...................................................13
         1.17     Environmental Compliance..................................13
         1.18     Professional Leasing and Management.......................18
         1.19     Special Collateral Covenants..............................19
         1.20     Tax Covenant      ........................................19

ARTICLE TWO:  DEFAULT AND REMEDIES..........................................19
         2.1      Events of Default.........................................19
         2.2      Remedies..................................................21

ARTICLE THREE:  MISCELLANEOUS...............................................24
         3.1      Leases....................................................24
         3.2      Taxation of lease Agreement and Mortgage..................25
         3.3      Marshaling of Assets......................................26
         3.4      Partial Release...........................................26
         3.5      Non-Waiver................................................26
         3.6      Protection of Security....................................27
         3.7      Rule of Construction......................................27
         3.8      Severability..............................................27
         3.9      Successors in Interest....................................27
         3.10     Notices...................................................28
         3.11     Modifications.............................................28
         3.12     Governing Law.............................................28
         3.13     Mortgage Irrevocable......................................28
         3.14     Attorneys' Fees...........................................28
         3.15     WAIVER OF JURY TRL4L......................................29
         3.16     Limitation of Liability...................................29
         3.17     Waiver of Redemption..................................... 29
         3.18     Bankruptcy Conditions.....................................29
         3.19     Counterparts..............................................30

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     THIS  LEASEHOLD  MORTGAGE AND SECURITY  AGREEMENT  (hereinafter  called the
"Mortgage") is made December 1, 1998 by King's Court Investors Limited Partnership, a Kansas limited partnership, having its principal place of business at 1901 W. 47th Place, Westwood, Kansas 66205 (hereinafter called "Mortgagor") in favor of Security Bank of Kansas City, as Trustee, whose address is One Security Plaza, 701 Minnesota, Kansas City, Kansas 66101, Attention Corporate Trust Department (hereinafter called "Mortgagee"),

                                   WITNESSETH:

     That for good and valuable consideration, and to secure a) the payment of the $2,209,000.0 indebtedness evidenced by (i) a Lease Agreement dated as of December 1, 1998 between Mortgagor, as Tenant, and the City of Olathe, Kansas (the "Issuer"), as Landlord, final payment of which is due on or before November 1, 2026, as it may be renewed, extended or amended from time to time hereafter (the "Lease Agreement"), assigned by the Issuer to the Mortgagee by the Trust Indenture dated as of December 1, 1998, between the Issuer and the Mortgagee and
(ii) that certain associated Bond (as defined in Section 2.1 hereof) and its related Financing Documents as defined in Section 1.1 of the Lease Agreement; b) any additional loans when evidenced by an additional instrument or instruments reciting the same to be secured hereby, including all renewals, extensions or amendments thereof, together with interest thereon, as the rate thereof may be adjusted as provided in the Lease Agreement; c) due, prompt and complete observance and performance of each and every obligation, Covenant and agreement of Mortgagor contained in the Lease Agreement and this Mortgage; and d) any other indebtedness owed by Mortgagor to Mortgagee now or hereafter arising under the terms hereof or in any other instrument constituting additional security for the Lease Agreement, and all other sums of money secured hereby as hereinafter provided, Mortgagor does Irrevocably mortgage, grant, bargain, sell, remise, release, and convey unto Mortgagee, its successors and assigns, the leasehold estate described in Exhibit A, attached hereto and made a part hereof which, together with the property hereinafter described, is referred to herein as the "Premises";

     TOGETHER WITH:

     (a) All buildings and improvements, now or hereafter located thereon, all privileges and other rights now or hereafter made appurtenant thereto including, without limitation, all right, title and interest of Mortgagor now or hereafter acquired in and to any land lying within the right-of-way of any streets, roads and public places, opened or proposed adjoining the Premises and any and all sidewalks, alleys, strips and gores, easements and rights of way, public or private, now or hereafter used in connection with the Premises;

     (b) To the extent of Mortgagor's interest therein, all fixtures, fittings, furnishings, appliances, apparatus, goods, equipment, and machinery, including, without limitation, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, ovens, elevators and motors, escalators, bathtubs, sinks, water closets, basins, pipes, faucets and other ventilating and air-conditioning, plumbing, lighting and heating fixtures, mirrors, mantles, refrigerating plants, refrigerators, iceboxes, dishwashers, carpeting, floor coverings, furniture, laundry equipment, cooking apparatus and appurtenances, washing machines, dryers, trash compactors, telephone and telecommunication systems, antennas, satellite dishes, receivers, transmitters and related equipment, incinerators, trash receptacles, drop ceilings, brackets and appurtenances, sprinklers and fire extinguishing systems, smoke detectors and other fire alarm devices, door bell and alarm systems, screens, awnings, doors, storm and other detachable doors and windows, built-in cases, counters, sculptures, statuary, fountains, trees, hardy shrubs and perennial flowers, interior and exterior cleaning, plowing, lawn care, maintenance and repair machinery, vehicles or equipment, signs, pylons, monuments, and all building material, supplies, and equipment now or hereafter delivered to the Premises and installed or used or intended to be installed or used therein; all other fixtures and personal property of whatever kind

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and nature at present  contained in or hereafter placed in any building standing on the Premises; such other goods, equipment, chattels and personal property as are usually furnished by landlords in letting premises of the character hereby conveyed;

     (c) There is also transferred, set over and assigned hereby by Mortgagor to Mortgagee, its successors and assigns, all leases, conditional sale agreements, chattel mortgages and use agreements of machinery, equipment and other personal property of Mortgagor in the categories hereinabove set forth, under which Mortgagor is the lessee of, or entitled to use, such items, together with all deposits and payments made thereunder, and Mortgagor agrees to execute and deliver to Mortgagee specific separate assignments to Mortgagee of such instruments when requested by Mortgagee- but nothing herein constitutes Mortgagee's consent to any financing of any fixtures or personal property, and nothing herein shall obligate Mortgagee to perform any obligations of Mortgagor under any such leases, or agreements unless it so chooses, which obligations Mortgagor hereby covenants and agrees to well and punctually perform;

     (d) All of Mortgagor's interests in personal property of any kind or nature whatsoever, whether tangible or intangible, not described in paragraph (b) and
(c) above, but which are or will be used in the construction of, placed upon, or are or will be derived from, related to or used in connection with the ownership, management, use, maintenance, or enjoyment of the Premises, including without limitation: (i) all causes of action, judgments, awards of damages and settlements hereafter made as a result of or in lieu of any taking of the Premises or any part thereof under the power of eminent domain, or for any damage to the Premises; (ii) all insurance policies and proceeds therefrom covering the Premises; (iii) all blueprints, plans, maps, documents, books and records relating to the Premises; (iv) all contracts for utilities, services or materials relating to the Premises, but nothing herein shall obligate Mortgagee to perform the obligations of Mortgagor under such contracts; (v) all deposits, letters of credit, performance bonds or other security given to any governmental agency in connection with any permit or approval relating to the Premises; (vi) all monies on deposit with Mortgagee or any agent of Mortgagee for the payment of governmental impositions or insurance premiums relating to the Premises, or for subsequent disbursement for any purpose; (vii) all trade names, trademarks and goodwill; and (viii) all existing and future records with respect to environmental matters, whether or not located at the Premises or elsewhere, whether or not in the possession of Mortgagor or some third party (including any federal, state or local agency or instrumentality), and whether or not written, photographic, or computerized;

     (e) All refunds, rebates, reimbursements, reserves, deferred payments, deposit savings, governmental subsidy payments, governmentally-registered credits (such as emissions reduction credits), other credits, waivers and payments, whether in cash or in kind, due from or payable by (i) any federal, state, municipal or other governmental or quasi-governmental agency, authority or district (a "Governmental Agency") or (ii) any insurance or utility company relating to any or all of the Premises or arising out of the satisfaction of any conditions imposed upon or the obtaining of any approvals for the development or rehabilitation of the Premises;

     (f) All refunds, rebates, reimbursements, credits and payments of any kind due from or payable by any Governmental Agency for any taxes, special taxes, assessments, or similar governmental or quasi- governmental charges or levies imposed upon Mortgagor with respect to the Premises or upon any or all of the Premises or arising out of the satisfaction of any conditions imposed upon or the obtaining of any approvals for the development or rehabilitation of the Premises;

     (g) All rents,  income,  profits,  revenues,  royalties,  bonuses,  fights, accounts, contract rights, general intangibles, claims, cure amounts or administrative amounts in any bankruptcy proceedings relating to any of the Leases or the Premises, benefits under any and all leases or tenancies or the fees, charges,

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accounts,  or other  payments for the use or occupancy of rooms and other public facilities in hotels, motels, or other lodging properties now existing or hereafter created in all or any portion of the Premises or any part thereof or arising out of the construction, use, or operation of the Premises or any parts thereof, or any other equitable or contract rights pertaining to the Premises;

     (h) All products and proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims; and

     (i) All substitutions, replacements, ex-tensions, renewals, additions and accessories for or to any of the foregoing.

     The items set forth in paragraphs (b) through (i) above are sometimes hereinafter separately referred to as "Collateral." To the extent that any portion of the Collateral are goods which are, or are to become, fixtures, this Mortgage is recorded as a fixture filing, with the Mortgagor as the debtor and the Mortgagee as the secured party. To the extent that any portion of the Collateral does not constitute real property or fixtures, this Mortgage shall constitute a security agreement with the Mortgagor as the debtor and the Mortgagee as the secured party. Mortgagor hereby grants the Mortgagee a security interest in the Collateral to the extent that it constitutes personal property or fixtures.

     TO HAVE AND TO HOLD the above granted Premises, with all the privileges and appurtenances to the same belonging to the said Mortgagee, its successors and assigns, to its and their use and behoof forever.

     PROVIDED, HOWEVER, that if Mortgagor shall fully pay or cause to be fully paid all amounts due and to become due under the Lease Agreement and the Bond (as defined in Section 2.1 hereof) including, without limitation, the lease payments, interest, late charges and Special Redemption Premium, if any, to become due thereupon at the time and in the manner stipulated therein, and shall pay or cause to be paid all other sums payable hereunder and all indebtedness hereby secured and shall have performed all covenants and obligations under any "Financing Documents" as defined in Section 1.1 of the Lease Agreement, then, in such case, the estate, right, title and interest of Mortgagee in the Premises shall cease, terminate and become void, and upon proof being given to the satisfaction of Mortgagee that the Lease Agreement, together with all amounts due under the Financing Documents have been paid or satisfied, and upon payment of all fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by Mortgagee, and of any other sums as herein provided, Mortgagee shall, upon receipt of the written request of Mortgagor and upon receipt by Mortgagee from Mortgagor of, all necessary, fully completed forms, documents and instruments to do so, cancel, release and discharge this Mortgage.


                             ARTICLE ONE: COVENANTS

     Mortgagor covenants and agrees with Mortgagee as follows:

1.1 Title.

     (a) Mortgagor warrants that it has good and marketable title to an indefeasible leasehold estate in the Premises, that it has good right and lawful authority to mortgage the Premises in the manner and form herein provided; that this Mortgage is and shall remain a valid and enforceable first lien on the Premises subject only to those exceptions to title in a Mortgagee's Title
Insurance policy accepted in writing by Mortgagee, that Mortgagor and its successors and assigns shall warrant and defend the same and the

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priority  of this lien  forever  against  the lawful  claims and  demands of all persons whomsoever, and that this covenant shall not be extinguished by any foreclosure hereof but shall run in with the land.

     (b) Mortgagor has and shall maintain title to the Collateral including any additions or replacements thereto free of all security interests, liens and encumbrances, other than the security interest hereunder and other than as disclosed to and accepted by Mortgagee in writing, and has good right to subject the Collateral to the security interest hereunder.

     (c) Mortgagor shall, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall from time to time require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing, registering or recording this Mortgage and, on demand, shall execute and deliver, and hereby authorizes Mortgagee to execute in the name of Mortgagor to the extent it may lawfully do so, one or more financing statements, continuation statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Collateral.

     (d) Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter from time to time, shall cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Collateral and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in, the Premises.

     (e) Mortgagor shall pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Collateral, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Lease Agreement, this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Collateral or any instrument of further assurance,

     (f) Mortgagor, and each entity comprising Mortgagor, if any be a corporation, partnership, limited partnership or other legal entity shall, so long as it is owner of the Premises, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a legal entity under the laws of the state of its formation and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to Mortgagor or to the Premises or any part thereof

1.2 Payment of Lease Agreement and Reserves.

     (a) Mortgagor shall promptly and punctually pay all amounts due as provided in the Lease Agreement (together with any legal, title insurance, or other expenses incurred by Mortgagee in connection with such rate adjustment), prepayment premium, and all other sums to become due in respect to the Lease Agreement, according to the true intent and meaning thereof Mortgagor shall also pay to Mortgagee, together with and in addition to the monthly payments payable under the terms of the Lease Agreement, on the date set forth therein for the making of monthly payments, until the Lease Agreement is

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fully paid, a sum, as estimated  by  Mortgagee,  equal to the ground rents under
Ground Leases which have not been subordinated to this Mortgage, if any, and the taxes and special assessments next due on the Premises, plus the premiums that will next become due and payable on insurance policies as may be required hereunder, Mortgagor agreeing to deliver promptly to Mortgagee all bills and notices thereof, less all sums already paid therefor, divided by the number of months to elapse before one (1) month prior to the date when such ground rents, premiums, taxes and special assessments will become delinquent, such sums to be held by Mortgagee to pay said ground rents, premiums, taxes and special assessments. Such payments, hereinafter referred to as "Reserves", are to be held without any allowance of interest or dividend to Mortgagor and need not be kept separate and apart from other fiends of Mortgagee. All payments mentioned in this paragraph and all payments to be made under the Lease Agreement shall be added together and the aggregate amount thereof shall be paid by Mortgagor each month in a single payment to be applied by Mortgagee to the following items in the order set forth: (i) said ground rents, if any, taxes, special assessments, fire and other hazard insurance premiums; and (ii) amounts and Additional Amounts due under the Lease Agreement.

     (b) The Reserves are solely for the added protection of Mortgagee and entail no responsibility on Mortgagee's part beyond the allowing of due credit, without interest, for the sums actually received by it. Upon assignment of this Mortgage by Mortgagee, any Reserves on hand shall be turned over to the assignee and any responsibility of the assignor with respect thereto shall terminate.

     (c) If the total of the Reserves shall exceed the amount of payments actually applied by Mortgagee, such excess may be credited by Mortgagee on subsequent payments to be made by Mortgagor or, at the option of Mortgagee, refunded to Mortgagor or its successors in interest as may appear on the records of Mortgagee. If, however, the Reserves shall not be sufficient to pay the sums required when the same shall become due and payable, Mortgagor shall immediately deposit with such Mortgagee the full amount of any such deficiency. If there shall be a default under any of the provisions of this Mortgage Mortgagee may apply, at any time the balance of the Reserves, against such sums due and payable under the Lease Agreement or under any instrument, now or hereafter, constituting additional security for the Lease Agreement or under the Assignment of Rents.

1.3 Maintenance and Repair.

     Mortgagor shall keep the Premises in first class operating order, repair and condition with no deferred interior or exterior maintenance and shall not commit or permit any waste thereof among other things, first class condition shall include keeping the Premises free of oil and other petroleum products and all hazardous materials and/or toxic substances as defined from time to time in federal and state laws and regulations, except those identified in that certain environmental report issued by Browning & Associates dated September 29, 1998. Mortgagor shall make all repairs, replacements, renewals, additions and improvements and complete and restore promptly and in good workmanlike manner any building or improvements which may be constructed, damaged, partially taken, or destroyed thereon, and pay when due all costs incurred therefor, regardless of whether any insurance or other proceeds, if any, are sufficient for the purpose. Mortgagor shall not remove from the Premises or demolish any of the property conveyed hereby, nor demolish or materially alter, or permit to be demolished or materially altered, the Premises without prior written consent of Mortgagee. Mortgagor shall permit Mortgagee or its agents the opportunity to inspect the Premises, including the interior of any structures, at any reasonable times.

1.4 Compliance with Laws.

     Mortgagor shall comply with all laws, ordinances, regulations, covenants, conditions and restrictions,

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now or hereafter,  affecting said Premises or the operation  thereof,  and shall pay all fees or charges of any kind in connection therewith. Except as may be shown on a Mortgagee's Title Insurance Policy accepted in writing by Mortgagee, Mortgagor shall not, by act or omission, permit any property which is not subject to this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any governmental requirement for the existence or use of such property; and the Premises shall not rely on any property which is not subject to this Mortgage to fulfill any governmental requirement for the existence or use of the Premises. Mortgagor shall not by act or omission impair the integrity of the Premises as a single separate subdivided zoning lot separate and apart from all other lots.

1.5 Insurance.

     (a) Mortgagor shall keep all buildings and improvements now or hereafter situated on the Premises insured against liability claims and loss or damage by fire and other hazards as may reasonably be required by Mortgagee, including, without limitation (1) rent loss or business interruption insurance whenever in the opinion of Mortgagee such protection is necessary; (2) flood and earthquake insurance whenever in the opinion of Mortgagee such protection is necessary; and
(3) liquor liability insurance whenever in the opinion of Mortgagee such protection is necessary. Mortgagor shall also provide liability insurance with such limits for personal injury and death and property damage as Mortgagee may require.

     (b) Mortgagor shall initially maintain, until Mortgagee shall otherwise indicate in writing: (i) property insurance providing special form cause of loss coverage in an amount of not less than the full replacement cost of the Premises with "agreed amount", "inflation guard", and "replacement cost" endorsements, a deductible of no greater than Ten Thousand Dollars ($10,000), a Standard Mortgage Clause naming Mortgagee as first mortgagee in policy declarations, and law and ordinance coverage at twenty five percent (25%) of replacement value;
(ii) liability insurance with per occurrence coverage in the amount of at least Five Million Dollars ($5,000,000) per occurrence limit for bodily injury, property damage, and personal injury with Mortgagee as an additional insured and a deductible of no more than Ten Thousand Dollars ($10,000); (iii) boiler and machinery coverage in the amount of full replacement cost sufficient to cover central HVAC systems and associated electrical apparatus; (iv) rental or business interruption insurance in an amount sufficient to cover any loss of rents (including expenses payable by tenants) or loss of income for the Premises suffered by the Mortgagor for a period of up to twelve (12) months; and (v) (applicable on properties where liquor is sold or served), liquor liability coverage of Five Million Dollars ($5,000,000) per occurrence. All policies of insurance shall be written, by a company or companies that have a Best's rating of A:VIII or better.

     (c) All policies of insurance to be furnished hereunder shall be in forms, companies and amounts satisfactory to Mortgagee, including, but not limited to, a provision requiring that the coverage evidenced thereby shall not be terminated or materially modified without thirty (30) days' prior written notice to Mortgagee. Mortgagor shall deliver all policies, including additional and renewal policies, to Mortgagee, and, in the case of insurance about to expire, shall deliver renewal policies not less than ten (10) days prior to their respective dates of expiration.

     (d) Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Mortgagee is included thereon under a Standard Mortgagee Clause acceptable to Mortgagee. Mortgagor shall immediately notify Mortgagee whenever any such separate insurance is taken out and shall promptly deliver to Mortgagee the policy or policies of such insurance. In the event of a foreclosure or other transfer of title to the Premises in lieu of foreclosure, or by purchase at the foreclosure sale, all interest in any insurance policies in force shall pass

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
to Mortgagee, transferee or purchaser as the case may be.

1.6 Casualty.

     (a) Mortgagor shall promptly notify Mortgagee of any loss whether covered by insurance or not. In case of loss or damage by fire or other casualty, Mortgagee is authorized (1) to settle and adjust any claim under insurance policies which insure against such risks, or (2) to allow Mortgagor to agree with the insurance company or companies on the amount to be paid in regard to such loss. In either case, Mortgagee is authorized to collect and receipt for any such insurance proceeds provided that such proceeds are in excess of $10,000.

     (b) Mortgagee will hold the insurance  proceeds  without  interest and will
release  the  insurance  proceeds  as  restoration   progresses  in  payment  of
restoration costs, subject to the following conditions:

          (1) There shall be no outstanding "Event of Default" (as hereinafter defined) and no event shall have occurred and be continuing which, but for the giving of notice and passage of time, or both, would constitute an Event of Default;

          (2) At the time of the restoration, there will be leases in place to generate sufficient income to cover all operating expenses of the Premises and all debt service payments;

          (3) Mortgagee shall approve the plans and specifications, which approval shall not be unreasonably withheld;

          (4) The size, quality and use of the improvements on the Premises shall be the same as immediately prior to the casualty;

          (5) There shall be sufficient funds upon deposit at all times with Mortgagee to complete the restoration, as certified by an architect approved by Mortgagee;

          (6) The insurer shall not assert any defense against Mortgagor or any tenant pursuant to the insurance policy covering the improvements;

          (7) Such other conditions as would customarily be required by a local construction lender, or are otherwise reasonable.

     Mortgagee may apply any insurance, proceeds remaining after completion of restoration to the indebtedness secured hereby, or if the above conditions are not met, Mortgagee may apply all insurance proceeds to the indebtedness secured hereby.

1.7 Condemnation.

     Mortgagor, immediately upon, obtaining knowledge of the institution of any proceeding for the condemnation of the Premises or any portion thereof, shall notify Mortgagee of the pendency thereof. Mortgagor hereby assigns, transfers and sets over unto Mortgagee all compensation, rights of action, the entire proceeds of any award and any claim for damages for any of the Premises taken or damaged under the power of eminent domain or by condemnation or by sale in lieu thereof. Mortgagee may, at its option, commence, appear in and prosecute, in its own name, any action or proceeding, or make any compromise or settlement, in connection with such condemnation, taking under the power of eminent domain or sale in lieu thereof. After deducting therefrom all of its expenses, including attorneys' fees, Mortgagee may elect to apply the proceeds of the award upon or in reduction of the indebtedness secured hereby, whether due or not, or hold said proceeds without any allowance of interest and make them available for restoration or rebuilding of the Premises. In the event that Mortgagee elects to make said proceeds available to reimburse Mortgagor for the cost of the rebuilding or restoration of the buildings or improvements on said Premises, such proceeds shall be made available in the manner and under the conditions that Mortgagee may require under Section 1.6 above. If the proceeds are made available by Mortgagee to reimburse Mortgagor for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall at the option of Mortgagee be applied on account of the indebtedness secured hereby or be paid to Mortgagor. Mortgagor agrees to execute such further assignments of any compensation, award, damages, right of action and proceeds, as Mortgagee may require.

1.8 Liens and Encumbrances.

     Mortgagor shall not, without Mortgagee's express written consent, permit the creation of any liens or encumbrances on the Premises other than the lien of this Mortgage and the lien of that certain Second Mortgage defined at Section 2.1(g) hereof, and shall pay when due all obligations, lawful claims or demands of any person which, if unpaid, might result in, or permit the creation of, a lien or encumbrance on the Premises or on the rents, issues, income and profits arising therefrom, whether such lien would be senior or subordinate hereto, including, but without limiting the generality of the foregoing, all claims of mechanics, materialmen laborers and others for work or labor performed, or materials or supplies furnished in connection with any work of demolition, alteration, improvement of or construction upon the Premises, and Mortgagor will do or cause to be done everything necessary so that the first lien of this Mortgage shall be fully preserved, at the cost of Mortgagor, without expense to Mortgagee. Except for the Second Mortgage, any lien or encumbrance on the Premises created hereafter shall contain, or shall by virtue hereof be deemed to contain, a provision subordinating such lien of encumbrance to all leases then or in the future affecting the Premises.

1.9 Taxes and Assessments.

     Mortgagor shall pay in full when due, and in any event before any penalty or interest attaches, all general taxes and assessments, special taxes, special assessments, water charges, sewer service charges, and all other charges against the Premises and shall furnish to Mortgagee official receipts evidencing the payment thereof.

1.10 Indemnification.

     Mortgagor shall appear in and defend any suit, action or proceeding that might in any way and in the sole judgment of Mortgagee affect the value of the Premises, the validity, enforceability and priority of this Mortgage or the rights and powers of Mortgagee. Mortgagor shall, at all times, indemnify, defend, hold harmless and on demand, reimburse Mortgagee for any and all loss, damage, expense or cost, including cost of evidence of title and attorneys' fees, arising out of or incurred in connection with any such suit, action or proceeding, and the sum of such expenditures shall be secured by this Mortgage and shall bear interest at the rate provided in the Bond and shall be due and payable on demand. Mortgagor shall pay cost of suit, cost of evidence of title and reasonable attorneys' fees in any proceeding or suit, including appellate proceedings, brought by Mortgagee to foreclose or otherwise enforce this Mortgage

1.11 Change of Title or Additional Financing.

     (a) Mortgagor agrees that if title to the Premises or any part thereof or interest therein or income therefrom is sold, assigned, transferred, conveyed, further mortgaged, encumbered, or otherwise changed (including any such changes as security for additional financing), whether voluntarily, or involuntarily or by operation of law, in either or any case without the prior written consent of Mortgagee, then Mortgagee, at its option, may declare the Lease Agreement (including without limitation, any special redemption premium provided for thereunder) any other obligations secured hereby and all other obligations hereunder to be forthwith due and payable. Mortgagee may condition its consent upon payment of a transfer fee or upon an increase in the interest rate of the Bond associated with the Lease Agreement to the "Index Rate", as defined in the Lease Agreement, and Mortgagor shall pay all costs incurred thereby, including any costs of amending the Lease Agreement and the Mortgage and of obtaining a title insurance endorsement. In addition, Mortgagee may charge an administrative fee together with legal or transactional costs incurred by Mortgagee in connection with the transfer of the property and assumption of Beneficiary's loan. Mortgagee's consent to a transfer under this section shall not be deemed to be a waiver of the right to require consent to future or successive transfers.

     (b) Any change in the legal or equitable title of the Premises or in the beneficial ownership of the Premises whether or not of record and whether or not for consideration, or change of any ownership interests in Mortgagor or in any legal entities comprising Mortgagor, shall be deemed a change of title to the Premises, except the following changes: (1) transfers and changes in the ownership of the Premises necessitated by devise or descent; or (2) transfers and changes of ownership of Mortgagor which aggregate less than voting control and are made for estate/planning purposes so long as the indebtedness secured by this Mortgage is assumed by the transferee pursuant to documents approved by Mortgagee ("Permitted Transfers"). Mortgagor shall give Mortgagee 60 days' advance written notice of all transfers of title to the Premises, including Permitted Transfers. There shall be no change in the interest rate of the Bond in connection with any Permitted Transfers and no transfer fee will be assessed. Mortgagor will be liable for an administrative fee together with legal and transactional costs incurred by Mortgagee in connection with the transfer of the property and assumption of Mortgagee's loan.

     (c) In the event ownership of the Premises, or any part thereof, becomes vested in a person or persons other than Mortgagor, or in the event that any interest in Mortgagor is transferred as hereinabove stated, all without the prior written approval of Mortgagee, Mortgagee may, without notice to Mortgagor, waive such default and deal with such successor or successors in interest with reference to this Mortgage, and the Lease Agreement and additional notes, if any, in the same manner as with Mortgagor, without in any way releasing, discharging or otherwise affecting the liability of Mortgagor hereunder, or for the Mortgage indebtedness hereby secured. No sale of the Premises or any transfer as described above, no forbearance on the part of Mortgagee, no extension of the time for the payment of the Mortgage indebtedness or any change in the terms thereof consented to by Mortgagee shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of Mortgagor herein, either in whole or in part, nor shall the full force and effect of this lien be altered thereby. Any deed conveying the Premises, or any part thereof, shall provide that the grantee thereunder assume all of the grantor's obligations under this Mortgage, the Lease Agreement and all other instruments or agreements evidencing or securing the repayment of the Mortgage indebtedness. In the event such deed shall not contain such assumption, the grantee under such deed shall nevertheless be conclusively deemed to have assumed such obligations by acquiring the Premises or such portion thereof subject to this Mortgage.

     (d) Mortgagor shall not voluntarily, involuntarily or by operation of law sell, assign, transfer or otherwise dispose of the Collateral or any interest therein and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security hereunder except so long as this Mortgage is not in default, Mortgagor shall be permitted to sell or otherwise dispose of the Collateral when absolutely worn out, inadequate, unserviceable or unnecessary for use in the operation of the Premises in the conduct of the business of Mortgagor, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value of that disposed of and in such a manner so that said Collateral shall be subject to the security interest created hereby and so that the security interest of the Mortgagee hereunder shall be the first priority security interest in said Collateral. In the event the Collateral is sold in connection with the sale of the Premises, Mortgagor shall require, as a condition of the sale, that the buyer specifically agree to assume Mortgagor's obligations as to the security interest herein granted and to execute whatever agreements and filings deemed necessary by Mortgagee to maintain its perfected security interest in the Collateral.

     (e) Notwithstanding anything contained in this Section 1.11 to the contrary, Mortgagor will have a one-time right to transfer title to the Premises upon paying a transfer fee equal to 1% of the then outstanding principal balance of the Bond, all costs associated with the transfer and the administrative fee described in this Section. This one right is conditioned upon Mortgagor satisfying the conditions set forth below and upon Mortgagee's approval, in its sole discretion, of the transferee. Among (but not limited to) the factors Mortgagee may consider in granting its approval shall be (a) the transferee's financial condition (must be equal to or stronger than Mortgagor); (b) transferee must have specific related commercial real estate experience in the MSA where the Premises is located; (c) transferee must have equal or greater experience owning and managing comparable properties as the Mortgagor. The following conditions must be satisfied by Mortgagor in conjunction with a proposed transfer of title of the Premises: (1) no default may exist under the Loan; (2) transferee shall execute an assumption agreement (and such ancillary documents as Mortgagee may reasonably request), in form and substance acceptable to Mortgagee; (3) all reasonably necessary deferred maintenance on the Premises is completed; (4) Mortgagee receives a date down endorsement to its title policy, in form and substance acceptable to Mortgagee; (5) Mortgagee receives a legal opinion and bond opinion (for tax exempts), in form and substance acceptable to Mortgagee; (6) Mortgagee receives copies of all transfer documents; (7) Mortgagor requests Mortgagee's consent at least sixty (60) days prior to the date of the proposed transfer; and (8) Mortgagor pays UNUM an administrative fee for processing the foregoing change of title to the Premises (the current fee is $2,500.00, but this fee is subject to adjustment if the administrative costs of processing such application increase) together with any legal or transactional costs incurred by Mortgagee in connection with the transfer of the Premises and the assumption of Mortgagee's loan. This onetime right to transfer, upon Mortgagee's approval, shall be for the benefit of King's Court Investors Limited Partnership only.

     If Mortgagee approves the proposed transferee and King's Court Investors Limited Partnership satisfies the above described requirements, Mortgagee shall release Frederick Coulson, Kevin Nunnink and Alson Martin (who are each principals of King's Court Investors Limited Partnership) from liability under that certain Guaranty of Covenants and that certain Environmental Agreement and Indemnity each dated of even date herewith provided that such release shall be to the extent, but only to the extent, that Messrs. Coulson, Nunnink and Martin can prove that (i) such liability or obligation first accrued after the date of the approved transfer and (ii) neither King's Court Investors Limited Partnership nor any of the three principals seeking release from liability were in any way either directly or indirectly responsible for the occurrences giving rise to such liability or obligation. However, in no event will Messrs. Coulson, Nunnink or Martin be released from liability under the Environmental Indemnity, unless the approved transferee also agrees to indemnify Mortgagee from environmental liabilities accruing at any time prior to the date Mortgagee may (if ever) become the owner of the Premises.

1.12 Advances.

     If Mortgagor shall fail to perform any of the covenants herein, contained in the Assignment of Rents, or contained in any instrument now or hereafter constituting additional security for the Lease Agreement, Mortgagee may, but without obligation to do so, make advances to perform the same in its behalf, and all sums so advanced shall be a lien upon the Premises and shall be secured by this Mortgage. Mortgagor shall repay on demand all sums so advanced in its behalf with interest at the rate of five percent (5%) per annum in excess of the rate of the Lease Agreement at the time of such advance. Nothing herein contained shall prevent any such failure to perform on the part of Mortgagor from constituting an Event of Default.

1.13 Financial Statements.

     Mortgagor shall deliver to Mortgagee, within ninety (90) days after the end of each of Mortgagor's fiscal years, a current rent roll listing each tenant, the space occupied and the annual rental; a balance sheet and statement of profit and loss with respect to the operation of Premises, setting forth with each fiscal year beginning with the second fiscal year in comparative form the figures for the previous fiscal year; together with satisfactory financial statements of Mortgagor and each principal of Mortgagor; all in reasonable detail and certified as complete and correct by Mortgagor or by Alson R. Martin, Frederick Coulson, IR or Kevin Nunnink. Mortgagor shall also deliver to Mortgagee, together with the operating statements described above, evidence reasonably satisfactory to Mortgagee of the Premises' ongoing compliance with those provisions of the Loan Agreement (as defined in Section 2.1 hereof) and the Internal Revenue Code required to keep the income from the Bond (as defined in Section 2.1 hereof) tax-exempt.

1.14 Time.

     Mortgagor agrees that time is of the essence hereof in connection with all obligations of Mortgagor herein or in the Lease Agreement, any other obligations secured hereby, in the Assignment of Rents or in any other instruments constituting additional security for the Lease Agreement.

1.15 Estoppel Certificates.

     Mortgagor within ten (10) days after written request shall furnish a duly acknowledged written statement setting forth the amount of the debt secured by this Mortgage, and stating either that no setoffs or defenses exist against the Mortgage debt, or, if such setoffs or defenses are alleged to exist, the nature thereof.

1.16 Records.

     Mortgagor agrees to keep adequate books and records of account in accordance with generally accepted accounting principles consistently applied and shall permit Mortgagee, and its agents, accountants and attorneys, to visit and inspect the Premises and examine its books and records of account, and to discuss its affairs, finances and accounts with Mortgagor, at such reasonable times as Mortgagee may request.

1.17 Environmental Compliance.

          (a) As used herein, the following terms shall have the following meanings:

              "Hazardous Materials" means any asbestos (whether friable or non-friable), leadbased paint, PCB's, ureaformaldehyde, oil or other petroleum products or fractions thereof, flammable explosives, radioactive materials, or materials defined under federal, state and local laws and regulations, statutes, ordinances or court decisions as "hazardous substances", "hazardous materials", "hazardous waste", "waste", "toxic substances", "pollution" or "contaminants", or similar term or phrase. Without limiting the generality of the foregoing, the definition of those terms shall include those definitions found in any Applicable Environmental Law.

              "Applicable Environmental Law" shall mean all statutes, laws, ordinances, acts, rules, regulations, decrees, and rulings of all governmental authorities which relate or pertain to health, the environment or Hazardous Materials, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, codified principally at 42 U.S.C.A. 9601 et seq. (1983 and Supp. 1987), as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, the Hazardous and Solid Waste Amendments of 1984, codified at 42 U.S.C.A. 6901 et seq. (Supp. 1987), as amended, and the National Environmental Policy
              Act, 42 U.S. C. 4321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Clean Water Act, 33 U. S.
              C. 125 1, et seq., the Clean Air Act, 42 U. S. C. 7401 et seq., the Occupational Safety and Health Act, 29 U. S.C. 651, et seq., and all similar federal, state or local statutes, ordinances as well as regulations or policies promulgated pursuant to such laws and all other environmental control laws of the State of Kansas and all rules and regulations promulgated thereunder.

              "Environmental Activity" means any actual or threatened disposal, release, emission, discharge, existence, use, migration, generation, storage, handling, transportation, abatement, disposal, removal of Hazardous Materials or any other activity or occurrence that causes any such event to exist.

              "Disposal", "release" and "threatened release" shall have the definitions assigned thereto by CERCLA.

     (b) Mortgagor  hereby  represents  and warrants that except as disclosed in the environmental report dated September 29, 1998 prepared by Browning & Associates (i) the Premises do not contain or incorporate and, to the best of Mortgagor's knowledge, are not threatened with contamination from Hazardous Materials; (ii) to the best of Mortgagor's knowledge, the Premises have never been used in connection with any Environmental Activity concerning Hazardous Materials; (iii) there have been no releases and, to the best of Mortgagor's knowledge, there are no threatened releases of Hazardous Materials on, onto, from, or under the Premises; (iv) all current, and to the best of Mortgagor's knowledge, all past uses of the Premises comply with all Applicable Environmental Law; (v) Mortgagor has never received notice of a violation of any Applicable Environmental Law, and no action has been commenced or threatened for non-compliance with such laws; (vi) Mortgagor has not obtained and, to the best of its knowledge, is not required by any Applicable Environmental Law to obtain any permit or license to construct or use the Premises; (vii) the Premises do not contain and to the best of Mortgagor's knowledge has never contained an underground storage tank (including, without limitation, a tank for which a permit to operate was obtained under the Underground Storage of Hazardous Substances Act); (viii) no event has occurred which requires or, to the best of Mortgagor's knowledge required any prior owner of the Premises to give any public entity notice of any spill, release, threatened release, disposal, or existence of Hazardous Materials on the Premises; and (ix) there has been no litigation brought or threatened against Mortgagor or to Mortgagor's knowledge any prior owner of the Premises, nor have any settlements been reached by or with Mortgagor or to Mortgagor's knowledge any other party alleging, the presence, disposal, release. or threatened release of any Hazardous Materials on, onto, from, or under the Premises.

     (c) Mortgagor shall not use or permit the use (by lease or otherwise) of the Premises for any Environmental Activity, including, without limitation, the generation, transportation, treatment handling, storage, or disposal of Hazardous Materials.

     (d) Mortgagor shall keep and maintain the Premises in compliance with all Applicable Environmental Laws.

     (e) Mortgagor shall, at its sole cost and expense, detain the spread of, ameliorate and remove from the Premises to Mortgagee's complete satisfaction and with all reasonable due care, any contamination of Hazardous Materials which may be discovered in, on, around or underneath the Premises, in a safe manner, and to a safe degree, in accordance with all Applicable Environmental Law.

     (f) Mortgagor shall provide Mortgagee with immediate written notice: (i) of Mortgagor's obtaining knowledge of any Environmental Activity, including, without limitation, any potential or known release or threatened release of Hazardous Materials on, onto, from or under the Premises, whether from a federal, state or other governmental authority, or otherwise; or (ii) of all claims made or threatened by any third party relating to any loss or injury from Hazardous Materials in, on, from, or under the Premises.

     (g) Mortgagor shall report any release of Hazardous Materials in accordance with Applicable Environmental Law.

     (h) Mortgagor shall promptly deliver copies of any documents relating to any governmental proceeding relating to Hazardous Materials and all engineering reports, test reports and laboratory analyses concerning the Hazardous Materials affecting the Premises to Mortgagee.

     (i) If any governmental entity requires the investigation of the Premises and/or ground water for the existence of Hazardous Materials, or Mortgagee reasonably suspects or believes that there exists the threat of or there has been Hazardous Materials contamination of the Premises and/or ground water, Mortgagor, at its expense, shall promptly and thoroughly investigate the Premises and/or the ground water for Hazardous Materials contamination: The professionals retained by Mortgagor and the scope and timing of any such investigation shall be subject to Mortgagee's reasonable approval. In the event Mortgagor fails to complete an investigation for Hazardous Materials when and as required by this section, or if an Event of Default (or an event which but for the passage of time or giving of notice would constitute an Event of Default) occurs, Mortgagee may, in its sole and absolute discretion, enter the Premises and conduct the investigation at the expense of Mortgagor after giving five (5) days written notice to Mortgagor. Such investigation may include obtaining one or more environmental assessments of the Premises prepared by a geohydrologist, an independent engineer or other qualified consultant or expert evaluating or confirming

(i) whether any Hazardous Materials are present in, on, under or adjacent to the Premises and (ii) whether the use and operation of the Premises comply with Applicable Environmental Laws. Environmental assessments may include detailed visual inspections of the Premises including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analysis as are necessary or appropriate for a complete determination of the compliance of the Premises and the use and operation thereof with all Applicable Environmental Laws.

     (j) In the event of any change in the laws governing the assessment, existence, release or removal of Hazardous Materials, such as but not limited to the identification of a new hazardous substance to be included in the definition of Hazardous Materials, which change would lead a prudent lender to require additional testing to avail itself of any statutory insurance or limited liability, Mortgagor shall take all such action (including, without limitations the conducting of engineering tests at the sole expense of Mortgagor) to confirm that no hazardous material is present on the Premises.

     (k) Mortgagor shall permit Mortgagee or its agents to inspect the Premises at any reasonable time upon five (5) days' written notice, except in the case of an emergency or when Mortgagor or any tenant has abandoned the Premises, in which case no notice shall be required.

     (1) Mortgagor hereby agrees unconditionally and absolutely to defend, indemnify and hold harmless Mortgagee and its directors, officers, employees, and agents from and against any and all damages, diminution in value, penalties, fines, losses, liabilities, causes of actions, suits, claims, demands, costs and expenses (including all out-of-pocket litigation costs and the reasonable fees and expenses of counsel and the costs and related expenses of any cleanup) of any nature, directly or indirectly arising out of or in connection with: (i) the inaccuracy or incompleteness of any representation or warranty provided in this
Section 1.17; (ii) any Environmental Activity, including, without limitation, the existence, use, generation, migration, storage, release, threatened release, or disposal of Hazardous Materials on, onto, from or under the Premises; and
(iii) any failure by Mortgagor to comply with the terms of any order of any federal, state or local authority having regulatory authority over environmental matters; and (iv) any remediation, removal, clean-up, containment, damages, fines paid to third parties on account of tort, nuisance or other liability and all legal and consultant fees associated therewith. The liability of Mortgagor shall not include any damages from Hazardous Materials that are used, generated, stored, released, threatened to be released, or disposed of on the Premises or migrates to the Premises which Mortgagor can prove occurred after Mortgagee or Mortgagee's successor-in-interest acquires fee title to the Premises, so long as Mortgagor has in no way either directly or indirectly been responsible for such damage. Mortgagor's obligations under this section shall survive the closing, disbursement of the Loan funds, payment of the Lease Agreement, any discharge or foreclosure of this Mortgage, conveyance by deed in lieu of foreclosure, and any subsequent conveyance of the Premises.

     (m) Mortgagor hereby grants and conveys to Mortgagee, any assignee, any prospective bidder at any foreclosure sale and their respective officers, directors, employees, agents and independent contractors an easement to enter on and upon the Premises at any time and from time to time for the purpose of making such audit tests, inspections, and examinations, including subsurface exploration and testing (collectively, "Tests and Studies"), as Mortgagee, in its discretion, deems necessary, convenient, or proper to determine whether the ownership, use and operation of the Premises and the conduct of the activities engaged in thereon are in compliance with this Section 1.17. Mortgagee, or its designated agents, shall have the right to inspect and copy all of Mortgagor's records relating to environmental matters and to enter all buildings or facilities of Mortgagor for such purpose. In confirmation of Mortgagee's right to inspect and copy all of Mortgagor's records relating to environmental matters and to secure Mortgagor's obligations to

Mortgagee in connection with the Loan, and under this Mortgage, Mortgagor hereby grants to Mortgagee a continuing security interest in and to all of Mortgagor's existing and future records with respect to environmental matters, whether or not located with Mortgagor or some third party (including any federal, state, or local agency or instrumentality), and whether or not written, photographic, or computerized, and the proceeds and products thereof. Mortgagee, or its designated agent, may interview any or all of Mortgagor's agents and employees regarding environmental matters, including any consultants or experts retained by Mortgagor, all of whom are directed to discuss environmental issues fully and openly with Mortgagee or its designated agent to provide such information as may be requested. All of the costs and expenses incurred by Mortgagee with respect to the Tests and Studies, including, without limitations audits, tests, inspections, and examination which Mortgagee may conduct, including the fees of the engineers, laboratories, and contractors, and including the costs of repair of any physical injury to the Premises incidental to the Tests and Studies, shall be paid upon demand of Mortgagee by Mortgagor. Mortgagee may, but shall not be required to, advance such costs and expenses on behalf of Mortgagor. All sums so advanced shall bear interest at the highest rate provided with respect to the Loan.

     (n) The easement granted hereby shall exist and continue until such time as all sums owed by Mortgagor to Mortgagee in connection with the Loan have been repaid in full and this Mortgage has been released of record. A release of this Mortgage shall evidence a termination of the easement.

     (o) Mortgagor acknowledges that no adequate remedy at law exists for a violation of the easement granted hereby and agrees that Mortgagee shall have the right to enforce the easement granted hereby by equitable writ or decree, including temporary and preliminary injunctive relief In the event Mortgagee is required to enforce its rights hereunder Mortgagor shall pay all of Mortgagee's costs and expenses in connection therewith, including all attorney's fees, costs and expenses incurred by Mortgagee. If Mortgagee is refused the right of entry and inspection by the Mortgagor or any tenant of the Premises, or is otherwise unable to enter and conduct Tests and Studies on the Premises without a breach of peace, Mortgagee may obtain an order from a court of competent jurisdiction, the appointment of a receiver, or both, to enable Mortgagee to exercise its rights under this section. In that regard, the decision of Mortgagee as to whether there exists a release or threatened release of Hazardous Materials onto the Premises shall be deemed reasonable and conclusive as between the parties hereto. The results of all Tests and Studies shall be and at all times remain the property of Mortgagee and under no circumstances shall Mortgagee have any obligation whatsoever to disclose or otherwise make available to Mortgagor or any other party such results or any other information obtained by them in connection with such Tests and Studies.

     (p) Notwithstanding the provisions of this section, Mortgagee hereby reserves the right, and Mortgagor hereby expressly authorizes Mortgagee to make available to any party (including without limitation any governmental agency or authority and any prospective bidder at any foreclosure sale of the Premises), any and all information which Mortgagee may have with respect to the Premises, whether provided by Mortgagor or any third party or obtained as a result of Tests and Studies, including without limitation, environmental reports, surveys and engineering reports. Mortgagor consents to Mortgagee notifying any party (either as part of a notice of sale or otherwise) of the availability of any or all of the Tests and Studies and the information contained therein. Mortgagor acknowledges that Mortgagee cannot control or otherwise assure the truthfulness or accuracy of the Tests and Studies, and that the release of Tests and Studies or any information contained therein to prospective bidders at any foreclosure sale of the Premises may have a material and adverse effect upon the amount which a party may bid at such sale. Mortgagor agrees that Mortgagee shall have no liability whatsoever as a result of delivering any or all of the Tests and Studies or any information contained therein to any third party, and Mortgagor hereby releases, remises and forever discharges Mortgagee from any and all claims, damages, or causes of action, arising out of, connected with or incidental to the Tests and Studies or their delivery thereof.

     (q) The foregoing easement shall be assignable and shall be considered assigned to whomever holds the indebtedness secured by this Mortgage.

     (r) The foregoing easement is irrevocable and may not be revoked by Mortgagor.

     (s) The exercise of the easements rights granted hereunder shall not constitute Mortgagee a mortgagee in possession with respect to the Premises.

     (t) The foregoing easement is intended to be and shall be construed as an interest in the Premises and as an easement in gross. It is not intended to be a personal right of Mortgagee or a mere license.

     1.18 Professional Leasing and Management.

     Mortgagor  agrees  to  employ  experienced  professionals,   acceptable  to
Mortgagee, to lease and manage the Premises.

     1.19 Special Collateral Covenants.

     Without in any way affecting Mortgagee's security interest in the Collateral, and except as may be set forth specifically to the contrary in any other provisions of this Mortgage, it is expressly understood and agreed as follows: (a) Mortgagor shall, at Mortgagor's expense, promptly take all actions reasonably necessary to obtain all proceeds to which Mortgagor is entitled in connection with the Collateral, including, without limitation, the filing of any application or claims and the prosecution of appeals or litigation, if necessary; (b) subject to the license to collect rents established by the Assignment of Rents and Leases, Mortgagor shall direct the payor with regard to any of the Collateral to remit same directly to Mortgagee when due; (c) if an Event of Default has occurred, Mortgagor shall notify Mortgagee in writing of all actions taken by Mortgagor pursuant to this section, and of all proceeds received by Mortgagor as a result thereof and shall remit same to Mortgagee; (d) if an Event of Default has occurred, the proceeds of any of the Collateral received by Mortgagee shall be applied toward the repayment of the amount due under the Lease Agreement; and (e) effective upon the occurrence of an Event of Default, Mortgagee shall be and is irrevocably appointed as Mortgagor's attorney-in-fact (such power of attorney being deemed to be coupled with an interest) to take all such actions on behalf of Mortgagor that Mortgagee deems necessary and expedient in order to obtain all proceeds to which Mortgagor is entitled with respect to any of the Collateral.

     1.20 Tax Covenant

     Notwithstanding any provision in this Mortgage and Security Agreement or any related document, Mortgagor will take no action and will permit no action to be taken or omit to take any action or permit the omission of any action to be taken that would affect adversely the exclusion of the interest on the Bond (as defined in Section 2.1 hereof) from the owners thereof for federal income tax purposes (other than any owner that is a "substantial user of the facilities financed by the Bond, or 'related person'" within the meaning of Section 147(a) of the Internal Revenue Code of 1986, as amended).


                        ARTICLE TWO: DEFAULT AND REMEDIES

     2.1 Events of Default.

     In addition to the occurrence of any event designated to be an Event of Default hereunder or under any other "Loan Document" (as defined in the Lease Agreement), any of the following events shall be deemed to be an "Event of Default" hereunder:

     (a) Failure to make any payment when due in accordance with the terms of the Lease Agreement or this Mortgage, the obligation known as the $2,209,000.00 City of Olathe Multifamily Housing Revenue Bonds (King's Court Apartments Project) Series 1998 (the "Bond") or any other documents securing such Bond or the Lease Agreement, including, without limitation, the Amended and Restated Land Use Restriction Agreement, the Environmental Indemnity, and the Guaranty (Covenants) of even dated herewith provided to Mortgagee or its assignee, NY Holdings 1994-1 ("Bondholder").

     (b) Failure to perform any of the other terms, covenants and conditions in the Lease Agreement, this Mortgage, any other instrument now or hereafter constituting additional security for the indebtedness secured hereby, or the Assignment of Rents, Leases and Other Benefits, all of even date herewith.

     (c) A transfer or encumbrance occurs without the prior written consent of Mortgagee, as governed by the provisions of Sections 1.8 or 1.11 above.

     (d) Breach of any warranties or representations given by Mortgagor to Mortgagee.

     (e) An event of default under, or institution of foreclosure or other proceedings to enforce any second mortgage or junior security interest, lien or encumbrance of any kind upon the Premises or any portion thereof.

     (f) Should Mortgagor, or any Guarantor of the Lease Agreement, or any successors and assigns thereof, including without limitation the then current owners of any interest in the Premises:

          (1) file a petition under the Federal Bankruptcy Code or any similar law, state or federal, whether now or hereafter existing ( hereafter referred to "as a Bankruptcy Proceeding"); or

          (2) file any answer admitting insolvency or inability to pay its debts; or

          (3) fail to obtain a vacation or stay of any involuntary Bankruptcy Proceeding within forty-five (45) days; or

          (4) be the subject of an order for relief against it in any Bankruptcy Proceeding; or

          (5) have a custodian or trustee or receiver appointed for or have any court take jurisdiction of its property, or any part thereof, in any involuntary proceeding for the purpose of reorganization, arrangement, dissolution, or liquidation if such custodian or trustee or receiver shall not be discharged or if such jurisdiction shall not be relinquished, vacated or stayed on appeal or otherwise within forty-five (45) days; or

          (6) make an assignment for the benefit of its creditors; or

          (7) admit in writing its inability to pay its debts generally as they become due; or

          (8) consent to an appointment of a custodian or trustee or receiver all of its property, or any part thereof.

     (g) An event of default under: (i) that certain Note in the principal amount of $291,000 made and delivered by Mortgagor, as Maker, to UNUM Life
Insurance Company of America a Maine corporation which is an affiliate of Bondholder, as Holder, dated December 1, 1998 (the "Note"); or (ii) any and all documents relating to or securing the Note, including, without limitation. that certain Second Mortgage and Security Agreement from Mortgagor to Mortgagee dated December 1, 1998 which encumbers the Premises.

     2.2 Remedies.

     (a) Upon and after any such Event of Default, Mortgagee may declare the entire principal of the Bond then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, all premiums payable thereunder and all other obligations of Mortgagor hereunder to be due and payable immediately, and upon any such declaration the principal of the Bond and said accrued and unpaid interest and premiums and other obligations of Mortgagor, shall become and be immediately due and payable, anything in the Bond, Financing Documents or in this Mortgage to the contrary notwithstanding.

     (b) Upon and after any such Event of Default, Mortgagee personally, or by its agents or attorneys, without regard to the adequacy of any security for the indebtedness secured hereby, may enter into and upon all or any part of the Premises, and each and every part thereof, and may exclude Mortgagor, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Premises and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Mortgagee at the expense of Mortgagor, from time to time, either by purchase, repairs or construction may maintain and restore the Premises, whereof it shall become possessed as aforesaid, may complete the construction of the improvements and in the course of such completion may make such changes in the contemplated improvements as it may deem desirable and may insure the same, and likewise, from time to time, at the expense of Mortgagor, Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as it may deem advisable, and in every such case Mortgagee shall have the right to manage and operate the Premises and to carry on the business thereof and exercise all rights and powers of Mortgagor with respect thereto either in the name of Mortgagor or otherwise as it shall deem best; and with or without possession Mortgagee shall be entitled to collect and receive a earnings, revenues, rents, issues, profits and income of the Premises and every part thereof, all of which shall for au purposes constitute property of Mortgagee and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes assessments, insurance and prior or other proper charges upon the Premises or any part thereof, as well as just and reasonable compensation for the services of Mortgagee and for all attorneys, counsel, agents, clerks, servants, receivers and other employees by it properly engaged and employed, Mortgagee shall, at its sole option, either (i) apply the monies arising as aforesaid, first, to the payment of the principal of the Lease Agreement and the interest thereon, when and as the same shall become payable and second, to the payment of any other sums required to be paid by Mortgagor under this Mortgage and third, to amounts due under the Lease Agreement or (ii) hold such monies as additional security pending any foreclosure sales.

     (c) Upon and after any such Event of Default, Mortgagee shall have all of the remedies of a Secured Party under the Uniform Commercial Code, including without limitation the right and power to sell, or otherwise dispose of, the Collateral, or any part thereof, and for that purpose may take immediate and exclusive possession of the Collateral, or any part thereof, and with or without judicial process, enter upon any Premises on which the Collateral, or any part thereof, may be situated and remove the same therefrom without being deemed guilty of trespass and without liability for damages thereby occasioned, or at Mortgagee's option Mortgagor shall assemble the Collateral and make it available to Mortgagee at the place and at the time designated in the demand. Mortgagee shall be entitled to hold, maintain, preserve and prepare the Collateral for sale. Mortgagee without removal may render the Collateral unusable and dispose of the Collateral on the Premises. To the extent permitted by law, Mortgagor expressly waives any notice of sale or other disposition of the Collateral, and to the extent any such notice is required and cannot be waived, Mortgagor agrees that as it relates to this paragraph (c) only if such notice is mailed, postage prepaid, to Mortgagor at the above address at least five (5) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice

     (d) Upon and after any such Event of Default, Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable, may, without notice to Mortgagor unless specifically required by law:

          (1) sell the Premises to the extent permitted and pursuant to the procedures provided by law, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place and upon such terms and after such notice thereof as may be required or permitted by law; or

          (2) institute proceedings for the complete or partial judicial or nonjudicial foreclosure of this Mortgage, or take such other action as the law may allow, at law or in equity, for the enforcement thereof and realization on the Premises; and without limitations to proceed in judicial proceedings thereon to final judgment and judicial sale or execution thereon for the entire unpaid balance of the Bond, including interest at the rates and pursuant to the methods of calculation specified in the Financing Documents, together with all costs of suit, interest at the rate following default on any judgment obtained by Mortgagee from and after the date of any judicial sale of the Premises until actual payment is made to Mortgagee of the full amount due Mortgagee, and an attorneys' reasonable fee for collection, any usage or custom to the contrary notwithstanding; or

          (3) on an ex parte basis, file a motion for the appointment of a receiver or receivers for the Premises and of all the earnings, revenues, rents, issues, profits and income thereof which shall not be contested by Mortgagor, without the necessity of proving either the inadequacy of the security or the insolvency of Mortgagor or any other person who may be liable to pay any of the Lease Agreement and/or perform any of the obligations secured hereby. Mortgagor and each such person shall be deemed to have waived such proof and to have consented to the appointment of such receiver, and Mortgagor hereby expressly consents to the appointment of a receiver for the Premises upon the occurrence of any Event of Default and waives any requirement for the posting of any bond or other security in connection' with such appointment and such receiver, or

          (4) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Lease Agreement, or in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

                  (e) Mortgagee may postpone sale of all or any portion of the Premises by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time and place fixed by the preceding postponement; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so postponed.

     (f) Upon the completion of any sale or sales made by Mortgagee under or by virtue of this section, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the Premises and rights sold. Mortgagee is hereby appointed the true and lawful attorney irrevocable of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Premises and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof This power of attorney shall be deemed to be a power coupled with an interest and not subject to revocation. Nevertheless, Mortgagor, if so requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers an such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this section whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the Premises and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

     (g) In the event of any sale made under or by virtue of this section (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest on, the Bond, if not previously due and payable, and all other sums required to be paid by Mortgagor pursuant to this Mortgage and the Financing Documents, immediately prior thereto, shall become due and payable unless such acceleration be expressly waived in writing by Mortgagee.

     (h) Except as otherwise required by law, the purchase money, proceeds, or avails of any sale made under or by virtue of this section, together with any other sums which then may be held by Mortgagee under the provisions of this section or otherwise, shall be applied by Mortgagee to the payment of the principal, interest, and all other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage or of the Lease Agreement, including the costs and expenses of such sale, including reasonable compensation to Mortgagee, its agents and counsel, or to any and all other expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, in such priority and proportions as Mortgagee in its discretion deems proper.


     (i) Upon any sale made under or by virtue of this section, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Premises or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of Mortgagor secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. Mortgagee, upon so acquiring the Premises, or any part thereof shall be entitled to hold, lease, rent, operate, manage and sell the same in any manner provided by applicable laws.

                          ARTICLE THREE: MISCELLANEOUS

     3.1 Leases.

     In the event Mortgagee shall institute judicial proceedings to foreclose the hen hereof, and shall be appointed as a receiver or a mortgagee in possession of the Premises, Mortgagee during such time as it shall be a receiver or mortgagee in possession of the Premises pursuant to an order or decree entered in such judicial proceedings, shall have, and Mortgagor hereby gives and grants to Mortgagee, the right, power and authority to make and enter into leases of the Premises or the portions thereof for such rents and for such periods of occupancy and upon such conditions and provisions as such receiver or mortgagee in possession may deem desirable, and Mortgagor expressly acknowledges and agrees that the term of any such lease may extend beyond the date of any sale of the Premises pursuant to a decree rendered in such judicial proceedings; it being the intention of Mortgagor that while Mortgagee is a receiver or mortgagee in possession of the Premises pursuant to an order or decree entered in such judicial proceedings, Mortgagee shall be deemed to be and shall be the attorney-in-fact of Mortgagor for the purpose of making and entering into leases of parts or portions of the Premises for the rents and upon the terms, conditions and provisions deemed desirable to Mortgagee and with like effect as if such leases had been made by Mortgagor as the owner in fee simple of the Premises free and clear of any conditions or limitations established by this Mortgage. The power and authority hereby given and granted by Mortgagor to Mortgagee shall be deemed to be coupled with an interest and shall not be revocable by Mortgagor.

     Mortgagee is authorized to foreclose this Mortgage subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their fights will not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Mortgagee to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Premises. Unless otherwise agreed by Mortgagee in writing, all leases and tenancies of the Premises executed subsequent to the date hereof, or any part thereof, shall be subordinate and inferior to the lien of this Mortgage, except that from time to time Mortgagee may execute and record among the land records of the jurisdiction where this Mortgage is recorded, subordination statements with respect to such of said leases as Mortgagee may designate, whereby the leases so designated by Mortgagee will be made superior to the lien of this Mortgage. From and after the recordation of such subordination statements, the leases therein referred to shall be superior to the lien of this Mortgage and shall not be affected by any foreclosure hereof. All such leases and tenancies shall contain a provision to the effect that the tenant recognizes the right of Mortgagee to effect such subordination of this Mortgage and consents thereto.

     3.2 Taxation of Lease Agreement and Mortgage.

     If at any time before the debt hereby secured is fully paid, any law be enacted imposing upon Mortgagee the obligation for the payment of the whole or any part of the taxes or assessments or charges or liens now required to be paid by Mortgagor, or revising or changing in any way the laws now in force for the taxation of mortgages, deeds of trust, or bonds, or the debts secured thereby, or the manner of collection of such taxes, so as to affect adversely this Mortgage or the debt hereby secured, or the owner and holder thereof, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall promptly pay such taxes

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
or assessments, or promptly reimburse Mortgagee therefor; provided, however, that if Mortgagee determines (a) it might be unlawful to require Mortgagor to make such payment, or (b) the making of such payment by Mortgagor might result in the imposition of interest beyond the maximum amount permitted by law- then Mortgagee may elect, upon sixty (60) days notice to Mortgagor, to declare all of the indebtedness secured hereby to be immediately due and payable. Mortgagor's failure or refusal to make such payment or reimbursement shall constitute an Event of Default. Anything to the contrary herein notwithstanding, Mortgagor shall have no obligation to pay any franchise, income, excess profits or similar tax levied on Mortgagee or on the debt secured hereby. It is agreed and understood that to the extent that the provisions of this Section 3.2 conflict with provisions of the Bond relating to any Determination of Taxability, the provisions of the Bond shall supercede those of this section.

     3.3 Marshaling of Assets.

     Mortgagor on its own behalf and on behalf of its successors and assigns of any portion of the Premises, and of future lienholders on any estate or interest of Mortgagor hereunder, hereby expressly waives all rights to require a marshaling of assets by Mortgagee or to require Mortgagee, upon a foreclosure, to first resort to the sale of any portion of the Premises which might have been retained by Mortgagor, or any future lienholder who might succeed to the title of Mortgagor, or could possibly be retained by any future lienholder who might succeed to the title of Mortgagor, before foreclosing upon and selling any other portion as may be conveyed by Mortgagor subject to this Mortgage.

     3.4 Partial Release.

     Without affecting the liability of any other person for the payment of any indebtedness herein mentioned (including Mortgagor should it convey said Premises) and without affecting the priority of the lien hereof upon any property not released, Mortgagee may, without notice, release any person so liable, extend the maturity or modify the terms of any such obligation, or grant other indulgences, release or reconvey or cause to be released or reconveyed at any time all or any part of the Premises described herein, take or release any other security or make compositions or other arrangements with debtors. Mortgagee may also accept additional security, either concurrently herewith or hereafter, and sell the same or otherwise realize thereon either before, concurrently with, or after sale hereunder.

     3.5 Non-Waiver.

     (a) By accepting payment of any sum secured hereby after its due date or altered performance of any obligation secured hereby, Mortgagee shall not waive its right against any person obligated directly or indirectly hereunder or with respect to any indebtedness hereby secured, either to require prompt payment when due of all other sums so secured or to take remedy for failure to make such prompt payment or full performance. No exercise of any right or remedy by Mortgagee hereunder shall constitute a waiver of any other right or remedy herein contained or provided at law or in equity.


     (b) No delay or omission of Mortgagee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

     (c) Receipt of rents, awards, and any other monies or evidences thereof, provisions of this Mortgage and any disposition of the same by Mortgagee shall not constitute a waiver of the right of foreclosure by Mortgagee in the Event of Default or failure of performance by Mortgagor of any covenant or agreement contained herein or in any note or other evidence of indebtedness secured hereby.

     3.6 Protection of Security.

     Should Mortgagor fail to make any payment or to perform any covenant as herein provided, Mortgagee (but without obligation to do so and without notice to or demand upon Mortgagor and without releasing Mortgagor from any obligation hereof) may: make or do the same in the manner and to such extent as Mortgagee may deem necessary to protect the security hereof, Mortgagee being authorized to enter upon the Premises for such purposes; commence, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee; pay, purchase, contest, or compromise any encumbrance, charge or lien which in the judgment of Mortgagee is prior or superior hereto and, in exercising any such power, incur any liability and expend whatever amounts in its absolute discretion it may deem necessary therefor, including cost of evidence of title and reasonable counsel fee. Any expenditures in connection herewith shall constitute part of the indebtedness secured by this Mortgage.

     3.7 Rule of Construction.

     When the identity of the parties hereto or other circumstances make it appropriate, the masculine gender shall include the feminine and/or neuter, and the singular number shall include the plural. The headings are for information and convenience and do not limit the contents of any provision hereof The language in all parts of this Mortgage shall be in all cases construed simply, according to its fair measuring and not for or against Mortgagor or Mortgagee, regardless of which party drafted the particular language which is being construed, both parties having been represented by adequate counsel.

     3.8 Severability.

     If any term of this Mortgage, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Mortgage, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

     3.9 Successors in Interest.

     This Mortgage applies to, inures to the benefit of, and is binding not only on the parties hereto, but also on their heirs, executors, administrators, successors and assigns. All obligations of Mortgagor hereunder are joint and several. The term "Mortgagee" shall mean the holder and owner, including pledgees, of the Lease Agreement, whether or not named as Mortgagee herein. Mortgagor hereby acknowledges Mortgagee's right to transfer this Mortgage and the other Loan Documents, including the right to issue participation interests in the indebtedness secured hereby to any other person or entity, including, without limitation, an affiliate company of Mortgagee.

     3.10 Notices.

     All notices to be given pursuant to this Mortgage shall be sufficient if mailed either (1) by postage prepaid, certified or registered mail, return receipt requested, or (2) by delivery to a nationally recognized overnight delivery service, to the above described addresses of the parties hereto, or to such other address as a party may request in writing. Any time period provided in the giving of any notice hereunder shall commence upon the date such notice is deposited in the mail or delivered to said overnight delivery service, as the case may be.

     3.11 Modifications.

     This Mortgage may not be amended, modified or changed nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought.

     3.12 Governing Law.

     This Mortgage shall be construed according to and governed by the laws of the State of Kansas.

     3.13 Mortgage Irrevocable.

     This Mortgage is irrevocable by Mortgagor.

     3.14 Attorneys' Fees.

     Mortgagor shall forthwith pay to Mortgagee the amount of all attorneys' fees and costs incurred by Mortgagee under and pursuant to this Mortgage, the Lease Agreement, the Assignment of Rents or any other agreement given to Mortgagee as security for the Lease Agreement or in connection with any transaction contemplated hereby or thereby, or with respect to the Premises or any defense or protection or enforcement of Mortgagee's security interest in the Premises which Mortgagee believes is necessary or desirable (whether or not Mortgagee files a lawsuit against Mortgagor and including, without limitation, a judicial foreclosure action or a non-judicial foreclosure proceeding) in the event Mortgagee retains counsel, or incurs costs in order to: obtain legal advice; enforce, or seek to enforce, any of its rights; commence, intervene in, respond to or defend any action or proceeding; file or prosecute a claim in any action or proceeding (including, without limitation, any probate claim, bankruptcy claim, third-party claim, or secured creditor claim); protect, obtain possession of, lease, dispose of or otherwise enforce Mortgagor's right, title and interest in the Premises or any portion thereof; obtain the appointment of a receiver, or; represent Mortgagee in any litigation with respect to Mortgagor's affairs. In addition to the foregoing attorneys' fees, Mortgagee shall be entitled to its attorneys' fees and costs incurred in any post judgment proceedings to enforce any judgment in connection with the matters described above. This provision is separate and several and shall survive the merger of this provision into any judgment.

     3.15 WAIVER OF JURY TRIAL.

     AFTER CONSULTATION WITH COUNSEL, MORTGAGOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT MORTGAGOR MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED UPON THIS MORTGAGE, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE OTHER "LOAN DOCUMENTS", OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF MORTGAGOR OR MORTGAGEE AND ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR MORTGAGEE MAKING THE LOAN EVIDENCED BY THE LEASE AGREEMENT, BOND OR OTHER EVIDENCE OF INDEBTEDNESS WHICH IS SECURED BY THIS MORTGAGE

     3.16 Limitation of Liability.

     Notwithstanding anything to the contrary contained herein or in any other Loan Document, Mortgagee acknowledges and agrees that Mortgagor's liability under the Lease Agreement and the Loan

Documents, except for the Environmental Agreement and Indemnity, is limited as expressly set forth in the Lease Agreement, the terms of which are hereby incorporated herein by this reference.

     3.17 Waiver of Redemption.

     Mortgagor hereby wholly waives the period of redemption and any right of redemption of any of the Premises after sale under this Mortgage, or sale upon foreclosure of this Mortgage, as provided under any law of the State now or hereafter in effect. If title to any of the Premises shall become vested in any person who shall not waive (or who shall not be legally capable of waiving) the right of redemption in the event of foreclosure of (or sale under) this Mortgage, then such transfer of title shall constitute an Event of Default.

     3.18 Bankruptcy Conditions.

     In the event Borrower shall file any Petition under Title 11 of the U.S. Code, as amended, or be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended, or file for or be-the subject of any petition seeking any liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, and upon motion filed by Mortgagee with the court having jurisdiction over such proceeding, Mortgagor hereby consents to the granting of immediate relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended or otherwise, on or against the exercise of the fights and remedies otherwise available to Mortgagee as provided in the Loan Documents, and as otherwise provided by law.

     3.19 Counterparts.

     This Mortgage and Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Mortgagor has caused this instrument to be signed and scaled as of the date first above written.

                                KING'S COURT INVESTORS LIMITED
                                PARTNERSHIP
                                By Its General Partner: KING'S COURT ASSOCIATES, L.L.C., a Kansas limited liability company


                                By:   /s/ Kevin K. Nunnink
                                Name:     Kevin K. Nunnink
                                Its:      Member


STATE OF KANSAS             )
                            )
COUNTY OF JOHNSON           )

     Personally appeared before me a Notary Public in and for the County and State aforesaid, the above-named, Kevin K. Nunnink, who is personally known to me to be the same person[s] who executed the foregoing instrument in writing and duly acknowledged the execution of the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of November, 1998.

                                                     /s/ Christopher D. Ahrens
                                                         NOTARY PUBLIC

My Commission Expires: AUG. 24, 2000

                                   EXHIBIT "A"

                        LEGAL DESCRIPTION OF THE PROPERTY

Lots 1, 2, 3 and 4, Block 1; Lots 1, 2, 3 and 4, Block 2; Lots 1, 2, 3 and 4, Block 7; Lots l, 2, 3 and 4, Block 8; Lots 1, 2, 3 and 4, Block 9; and Lot A, except the East 10 feet of Lot A, all in KINGS COURT, a subdivision in the City of Olathe, Johnson County, Kansas.

Lots 1, 2, 3, 4, and 5, Block 3; Lots 1, 2, 3 and 4, Block 4; Lots 1, 2, 3, 4, 5
and 6, Block 5; Lots 1, 2, 3, 4, 5 and 6, Block 6; and Lot B, except the East 10 feet of Lot B, all in KINGS COURT, a subdivision in the City of Olathe, Johnson County, Kansas.

Lot C, Block 10, KINGS COURT, a subdivision in the City of Olathe, Johnson County, Kansas.